UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 7, 2021

HORIZON ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39465	98-1545465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Suite 200 Greenwich, CT		06830
(Address of principal executive offices)		(Zip Code)

(203) 298-5300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fourth of one redeemable warrant	HZAC.U	The New York Stock Exchange
Class A Ordinary Shares included as part of the units	HZAC	The New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	HZAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 8.01 Other Events

As previously disclosed, on April 21, 2021, Horizon Acquisition Corporation, a Cayman Islands exempted company (“Horizon”), entered into a Transaction Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Transaction Agreement”), by and among Horizon, Horizon Sponsor, LLC, a Delaware limited liability company (“Sponsor”), Hoya Topco, LLC, a Delaware limited liability company (“Hoya Topco”), Hoya Intermediate, LLC, a Delaware limited liability company (“Hoya Intermediate”), and Vivid Seats Inc., a Delaware corporation (“Vivid Seats”). A copy of the Transaction Agreement was attached as Exhibit 2.1 to Horizon’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on April 22, 2021, as amended on April 26, 2021.

Following the entry into the Transaction Agreement, Horizon received four letters (collectively, the “Shareholder Letters”) from purported shareholders of Horizon claiming certain allegedly material omissions in its preliminary proxy statement/prospectus first filed on May 28, 2021 (as amended, the “Proxy Statement”) in connection with the transactions contemplated by the Transaction Agreement (together, the “Business Combination”).

While Horizon believes that the disclosures set forth in the Proxy Statement comply fully with applicable law, in order to moot the plaintiff’s disclosure claims in the Shareholder Letters, to avoid nuisance, cost and distraction, and to preclude any efforts to delay the closing of the Business Combination, Horizon has determined to voluntarily supplement the Proxy Statement with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Horizon specifically denies all allegations in the Shareholder Letters that any additional disclosure was or is required. Horizon believes the Shareholder Letters are without merit.

Supplemental Disclosures to Proxy Statement

The following supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement.

The following disclosure should be added to the end of the second full paragraph on page 106 of the Proxy Statement under the heading “Background of the Business Combination”:

Horizon entered into one confidentiality agreement that contained a standstill provision. Such confidentiality agreement was not with Vivid Seats.

The following disclosure should be added to the end of the sixth paragraph on page 113 of the Proxy Statement under the heading “Background of the Business Combination”:

Pursuant to an engagement letter (the “Advisors Engagement Letter”) with Credit Suisse and Deutsche Bank (together with Credit Suisse, the “Advisors”), Credit Suisse and Deutsche Bank will act as Horizon’s financial and equity capital markets advisors and will perform customary services for Horizon in connection with the business combination. Pursuant to the Advisors Engagement Letter, upon consummation of the business combination, Horizon and the Advisors shall agree on a mutually acceptable transaction fee.

The following disclosure should be added as new paragraphs after the seventh paragraph on page 113 of the Proxy Statement under the heading “Background of the Business Combination”:

On May 20, 2021, Horizon entered into an engagement letter with D.A. Davidson & Co. (“D.A. Davidson”), pursuant to which D.A. Davidson will render financial advisory and investment banking services to Horizon in connection with the business combination (the “Davidson Engagement Letter”). Pursuant to the Davidson Engagement Letter, upon consummation of the business combination, Horizon will owe D.A. Davidson a cash advisory fee of $400,000 (which shall be a portion of the Deferred Discount (as defined in the underwriting agreement)).

On May 24, 2021, Horizon entered into an engagement letter with William Blair & Company, L.L.C. (“Blair”), pursuant to which Blair will act as a capital markets advisor to Horizon in connection with the business combination (the “Blair Engagement Letter”). Pursuant to the Blair Engagement Letter, upon consummation of the business combination, Horizon will owe Blair an advisory fee of $1,500,000 (which shall be a portion of the Deferred Discount).

General Meeting Dial-in Information

As previously announced, the extraordinary general meeting of Horizon shareholders (the “General Meeting”) will be held on October 14, 2021 at 10:00 a.m., New York City Time, and the special meeting of Horizon public warrant holders (the “Warrant Holders Meeting”) will be held on October 14, 2021 at 10:15 a.m., New York City Time. On October 7, 2021, Horizon determined that, due to the public health and safety concerns related to the ongoing coronavirus (COVID-19) pandemic, the General Meeting and the Warrant Holders Meeting will be held remotely by teleconference. The purpose of the General Meeting and the Warrant Holders Meeting is to vote on certain proposals relating to the previously announced Transaction Agreement.

The General Meeting and the Warrant Holders Meeting will be accessible via a live audio webcast at https://www.cstproxy.com/horizonacquisitioncorp/sm2021 or by dialing 1 877-770-3647 (toll free—North America) or +1 312-780-0854 (International). Shareholders and public warrant holders will be able to submit a question to Horizon’s management online in advance of the meeting at the following website, https://www.cstproxy.com/horizonacquisitioncorp/sm2021, or live during each respective meeting.

All information about the General Meeting and the Warrant Holders Meeting, including the definitive proxy statement/prospectus, is available at https://www.cstproxy.com/horizonacquisitioncorp/sm2021.

Shareholders of Horizon and other interested persons are encouraged to read the definitive proxy statement/prospectus, as well as the annexes thereto and the other documents to be filed with the SEC because these documents contain important information about Horizon, Vivid Seats and the Business Combination. Shareholders are able to obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, at the SEC’s website (www.sec.gov) under “Horizon Acquisition Corporation” (CIK: 0001817071).

After the Registration Statement was declared effective, the definitive proxy statement/prospectus was mailed to shareholders of Horizon as of September 7, 2021, the record date established for voting on the Business Combination.

Certain statements included in this report which are not statements of historical fact, including but not limited to those identified with the words “intend,” or “expect” are intended to be, and are, “forward-looking statements,” as defined in the Securities and Exchange Act of 1934, as amended. Such statements involve known and unknown risks, uncertainties and other factors. Such factors include, among others: the satisfaction or waiver of closing conditions set forth in the Transaction Agreement.

Participants in the Solicitation

Horizon and its directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Horizon’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names of Horizon’s directors and executive officers and a description of their interests in Horizon in Horizon’s filings with the SEC, including Horizon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 31, 2021, as well as in the preliminary proxy statement/prospectus of Horizon for the Business Combination.  Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Horizon Acquisition Corporation, 600 Steamboat Road, Suite 200, Greenwich, CT 06830.

Vivid Seats and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Horizon in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the Business Combination when available.

Disclaimer

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell, nor a solicitation of an offer to buy the securities of Horizon or Vivid Seats, nor shall there be any sale of any such securities in any state or jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

Certain statements made in this communication are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Vivid Seats’ or Horizon’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the inability to complete the Business Combination (including due to the failure to receive required shareholder approvals, failure to receive approvals or other determinations from certain gaming regulatory authorities, or the failure of other closing conditions); the inability to recognize the anticipated benefits of the proposed Business Combination; the inability to obtain or maintain the listing of Vivid Seats’ shares on Nasdaq following the Business Combination; costs related to the Business Combination; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; Horizon and Vivid Seats’ ability to manage growth; Horizon and Vivid Seats’ ability to execute its business plan and meet its projections; potential litigation involving Vivid Seats or Horizon Acquisition Corporation; changes in applicable laws or regulations, particularly with respect to gaming, and general economic and market conditions impacting demand for Vivid Seats or Horizon Acquisition Corporation products and services, and in particular economic and market conditions in the entertainment/technology/software industry in the markets in which Vivid Seats and Horizon Acquisition Corporation operate; and other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” therein, and in Horizon’s other filings with the SEC. None of Vivid Seats or Horizon Acquisition Corporation undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2021	HORIZON ACQUISITION CORPORATION

	By:	/s/ Todd Boehly
	Name:	Todd Boehly
	Title:	Chairman, Chief Executive Officer and Chief Financial Officer